                EXHIBIT 10(e) TO SYMIX SYSTEMS, INC. 1998 FORM 10-K

                               FOURTH LEASE AMENDMENT

                 This Fourth Lease Amendment is made and entered into as of the latest date on which it is executed by either of the parties hereto (the "Amendment Date"), by and between Corporate Exchange Buildings IV and V Limited Partnership, an Ohio limited partnership, 383 South Third Street, Columbus, Ohio 43215 (the "Landlord") and Symix Computer Systems, Inc., an Ohio corporation, whose address is 2800 Corporate Exchange Drive, Columbus, Ohio 43231 (the "Tenant")

                                      RECITALS

                 A. 2600 Realty Corp. V, Landlord's predecessor in interest, and Tenant entered into a lease agreement dated April 3, 1991, a Start Date Agreement dated October 15, 1992, and a Lease For Storage Space dated March 16, 1992, and Landlord and Tenant entered into a First Lease Amendment dated December 1, 1993, a Start Date Agreement dated December 1, 1993, a Second Lease Amendment dated April 1, 1994, a Start Date Agreement dated April 1, 1994, a Third Lease Amendment dated July 12, 1994, and a Start Date Agreement dated July 12, 1994 (collectively these documents are referred to herein as the "Lease"), by which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises containing approximately 68,684 rentable square feet (the "Premises") as shown on the floor plans attached hereto as Exhibit A, located on the lower level, second, third, and fourth floors of Corporate Exchange Building V, 2800 Corporate Exchange Drive, Columbus, Franklin County, Ohio (the "Building").

                 B. Tenant desires to lease additional office space in the Building and to amend the Lease.

                 IT IS, THEREFORE, agreed as follows:

                 1. Tenant hereby leases an additional one thousand three hundred eighty (1,380) rentable square feet of office space (the "Additional Expansion Space") located on the second floor of the Building as shown on the floor plan attached hereto as Exhibit B.

                 2. The Term of the lease for the Additional Expansion Space shall commence on November 1, 1994, shall be concurrent with the Term of the Lease, and shall expire on June 30, 2001, unless sooner terminated as provided in the Lease.

                 3. Commencing on November 1, 1994, the Premises shall be deemed to include the Additional Expansion Space and will

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

contain an aggregate of approximately 70,064 rentable square feet.

                 4. Tenant shall pay Landlord Base Rent for the Premises in advance on the first day of each calendar month, without set off or demand, beginning on November 1, 1994 and continuing each calendar month until the expiration of the Term as follows:

                 November 1, 1994, through June 30, 1997: Fifty One Thousand
            Three Hundred Seventy and 73/100 Dollars ($51,370.73) per month.

                 July 1, 1996, through June 30, 1997: Fifty Two Thousand Two
            Hundred Forty and 06/100 Dollars ($52,240.06) per month.

                 July 1, 1997, through June 30, 1999: Fifty Four Thousand Eight
            Hundred Ninety Six and 16/100 Dollars ($54,896.16) per month.

                 July 1, 1999, through June 30, 2001: Fifty Seven Thousand Five
            Hundred Fifty Two and 26/100 Dollars ($57,552.26) per month.

                 5. Tenant accepts the Additional Expansion Space in "AS IS" condition. By occupying the Additional Expansion Space (including occupancy for Tenant's construction of its alterations and improvements), Tenant shall be deemed conclusively to have accepted the Additional Expansion Space and to have acknowledged that the Additional Expansion Space is in the condition required by the Lease and this Amendment. Tenant shall execute and deliver to Landlord an acceptance letter in the form attached as Exhibit C hereto no later than November 1, 1994.

                 Tenant shall make no alterations, additions or improvements to the Premises without the prior written consent of Landlord. Tenant shall submit a statement of planned alterations, together with detailed architectural plans, specifications, and description of materials for Landlord's approval. Tenant shall not commence any work without first (a) obtaining Landlord's written approval of Tenant's plans, specifications, and description of materials, and (b) delivering to Landlord copies of Tenant's comprehensive general liability insurance certificates naming Landlord as an additional insured. Tenant shall perform all work in strict accordance with Tenant's approved plans and specifications and with all applicable laws, orders, regulations and requirements, in compliance with such rules and regulations as Landlord may make, and shall obtain approval by all appropriate governmental or quasi-governmental agencies. Tenant shall obtain all applicable permits and authorizations before commencing work. All changes and alterations shall be made at the sole cost of Tenant, shall be performed in a good and workmanlike manner, shall not affect any structural parts of the Building, and shall not interfere with the quiet enjoyment of other tenants. Tenant at its cost shall repair any damage to the Building and/or Land caused by Tenant's alterations and shall restore them to the condition in which they were prior to the damage. Tenant shall promptly remove from the Premises and the Building all trash resulting from its work. All materials placed in the Premises or in the Building by Tenant, its contractors, agents, representatives, employees, concessionaires, licenses, or invitees, and all Tenant's work at any time, shall be at Tenant's sole risk. Tenant shall indemnify Landlord, Landlord's managing agent, and anyone claiming through them from all costs and expense incurred in connection with Tenant's performance of Tenant's alterations.

                 Tenant shall keep the Premises, the Building, and the Land free and clear of all mechanics' and/or materialman's liens resulting from work done by or for Tenant. If any mechanics' or materialman's liens are filed against the Premises or the Building as a result of or purporting to be the result of any work for or act of Tenant, Tenant shall discharge the lien within thirty (30) days by payment, or by notice and bond meeting the requirements of the Ohio Revised Code. If Tenant does not discharge the lien, Landlord may pay the lien for the account of Tenant without inquiring into its validity and treat the amount of such payment as additional rent immediately due from Tenant; and/or treat Tenant's failure to discharge the lien as a default. Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorneys' fees resulting therefrom.

                 Nothing in this Lease shall be construed as constituting the express or implied consent or request of Landlord to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials, fuel, machinery or supplies or any specific improvements, alterations of or repair to the Building or the Premises or any improvement thereto, nor as giving Tenant any right, power or authority to act as agent of Landlord to contract for, or to permit the performance or furnishing of any labor, materials, fuel, machinery or supplies on any basis which would entitle any person to assert and/or perfect a mechanic's lien or other claim encumbering the Building, the Premises or Landlord's interests in the Premises. Tenant shall post and maintain at the Premises any notices appropriate for the protection of the Premises from efforts by others to perfect or assert mechanic's liens or other claims in respect of the Premises.

                 Landlord will provide Tenant with an allowance for tenant improvements to the Additional Expansion Space (the "Allowance") in the amount of Eleven Thousand Forty and 00/000 Dollars ($11,040.00). Tenant shall pay all costs for tenant improvements to the Additional Expansion Space in excess of the allowance. Landlord shall remit the Allowance to Tenant within thirty (30) days of receipt of Tenant's written notification that the improvements to the Additional Expansion Space are complete, together with originals of a Certificate of Occupancy, if necessary, from the applicable governmental building authority.

                 6. Except as provided below, Tenant's combined payments for Operating Expenses and Real Property Taxes shall not exceed Thirty Three Thousand Five Hundred Seventy Two and 33/100 Dollars ($33,572.33) per month during calendar year 1994, Thirty Four Thousand Six Hundred Twenty Three and 29/100 Dollars ($34,623.29) per month during calendar year 1995, and Thirty Five Thousand Six Hundred Seventy Four and 25/100 Dollars (35,674.25) per month during calendar year 1996. If, however, in Landlord's judgement, specific events outside of Landlord's control cause Tenant's share of Operating Expenses or Real Estate Taxes to exceed the preceding maximum expense levels for the corresponding calendar year, Tenant shall pay the excess amount. Landlord shall use reasonable efforts to notify Tenant as soon as possible when such special events occur.

                 7. Except as set forth in this Fourth Lease Amendment, all provisions of the Lease shall remain unchanged and in full force and effect and shall apply to this Lease Amendment. All terms and conditions of the Lease not specifically amended by this Fourth Lease Amendment shall apply as if fully rewritten herein, and the rights and obligations of Tenant shall be governed and controlled by the terms and conditions of the Lease as amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Lease.

                 8. Tenant hereby certifies that no real estate broker has or will represent it concerning this Fourth Lease Amendment and that no finder's fees have or will be earned by any third party. Tenant shall indemnify and hold Landlord harmless from any liability or expense that may arise from such claims, including reasonable attorney's fees.

                 9. This Fourth Lease Amendment shall be construed, governed and enforced in accordance with the laws of the State of Ohio.

                 10. This Agreement and the instruments and documents contemplated hereby, and the execution and delivery hereof by Tenant, and the consummation of the transactions herein provided, have been duly authorized and approved by Tenant's Board of Directors and do not violate any provision of the constitution or bylaws of Tenant, or any agreement to which Tenant is a party or by which Tenant is bound, and constitute valid and binding obligations of Tenant enforceable against it in accordance with their respective terms. No consent or governmental approval is required in connection with the consummation of the transactions contemplated hereby. Tenant represents and warrants to Landlord that it has full right, power and authority to enter into the transactions provided for in this Lease Amendment; and that it has not, at any time, subleased, pledged, hypothecated, assigned or encumbered the Lease or in any other manner encumbered the Premises and will not do so.

                 IN WITNESS WHEREOF, Landlord has executed this Fourth Lease Amendment on the 11th day of November, 1994, and Tenant has executed this Fourth Lease Amendment on the 4th day of November, 1994.

                                     LANDLORD: CORPORATE EXCHANGE
                                     BUILDINGS IV AND V LIMITED
                                     PARTNERSHIP

                                     By:  Joseph Skilken & Co.,
                                          General Partner
WITNESSES:
/s/ Thomas W. Ramag                  By:  /s/ Steve Skilken
--------------------------------         -----------------------------
                                          Steve Skilken
Print Name:   Thomas W. Ramag             President
              ------------------


/s/ Terri Johnson                    Date: 11/11/94
--------------------------------          -----------------------

Print Name:  Terri Johnson
             -------------------









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


                                     TENANT: SYMIX COMPUTER SYSTEMS, INC.

/s/ Michael C. Wyatt                 By:    /s/ Larry J. Fox
-------------------------------          ----------------------------
                                     Larry J.  Fox
Print Name: Michael C. Wyatt         Chairman of the Board and
            -------------------      Chief Executive Officer

                                     Date:      11/4/94
                                     ----------------------------


/s/ Kim Hollis                       By: /s/ O. Kent LaRoque
-------------------------------          ----------------------------

Print Name:     Kim Hollis
            -------------------
                                     Date:     11/4/94
                                          ---------------------------
/s/ Michael C. Wyatt
-------------------------------

Print Name:  Michael C. Wyatt
            -------------------

/s/ Kim Hollis
-------------------------------

Print Name:     Kim Hollis
            -------------------

                             NOTARIZATION FOR LANDLORD

STATE OF OHIO
COUNTY OF FRANKLIN

                 On this 11th day of November, 1994, before me, a notary public in and for said County and State, personally appeared Steve Skilken, President of Joseph Skilken & Co., an Ohio Corporation and the General
Partner of CORPORATE EXCHANGE BUILDINGS IV and V LIMITED PARTNERSHIP, an Ohio limited partnership, on behalf of the limited partnership, who acknowledged for and on behalf of the corporation and limited partnership that he did sign the foregoing instrument on behalf of the corporation and limited partnership.

                                     /s/ Teresa R. Johnson
                                     --------------------------------
                                     Notary Public

                                     My Commission Expires: 11-1-97
                                                            ---------




                         NOTARIZATION FOR CORPORATE TENANT

STATE OF OHIO
COUNTY OF FRANKLIN

                 On this 4th day of November, 1994, before me, a notary public in and for said County and State, personally appeared Larry J. Fox, Chairman of the Board and Chief Executive Officer and O. Kent LaRoque, President, of Symix Computer Systems, Inc., an Ohio corporation, who represented that they are duly authorized to sign and did sign the foregoing lease amendment on behalf of the corporation.
                                     /s/ Michael C. Wyatt
                                     --------------------------------
                                     Notary Public

                                     My Commission Expires:  None
                                                            ---------

                      CERTIFICATE OF INCUMBENCY AND RESOLUTION

                                         OF

                            SYMIX COMPUTER SYSTEMS, INC.

                 I, Michael C. Wyatt, duly elected Secretary of Symix Computer Systems, Inc., an Ohio corporation (the "Company"), do hereby certify that Larry J. Fox, is the duly elected and qualified Chairman of the Board and Chief Executive Officer, and O. Kent LaRoque, is the duly elected and qualified President of Symix Computer Systems, Inc., as of the date set forth below, and the signatures set forth opposite their respective names are the true and genuine signatures of both:

    Name                                  Signature
    ----                                  ---------

Larry J.  Fox                       /s/ Larry J. Fox
                                    ---------------------------------


O.  Kent LaRoque                    /s/ O. Kent LaRoque
                                    ---------------------------------

                 I, Michael C. Wyatt, further certify that the following is a true and correct copy of the resolution duly adopted by unanimous written consent of the Board of Directors of Symix Computer Systems, Inc., on July 12, 1994 and that there are no modifications, additions or rescissions thereto:

                 RESOLVED, that the Chairman of the Board and Chief Executive Officer and President be and hereby are authorized and empowered to execute in the name of and to deliver on behalf of the Company any and all documents relating to real estate transactions including, but not limited to, leases, subleases, and purchase and sale documents, and amendments and supplements thereto, and specifically that they are authorized and empowered to enter into a lease amendment with Corporate Exchange Buildings IV and V Limited Partnership for the lease amendment at Corporate Exchange Building V.

                 IN WITNESS WHEREOF, the undersigned has hereunto set (her)
(his) hand and affixed the seal of the Company on this 4th day of November, 1994.

                                     SYMIX COMPUTER SYSTEMS, INC.

(CORPORATE SEAL)                     By:   /s/ Michael C. Wyatt
                                         -------------------------------

                                  EXHIBITS A AND B

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                            [VISUAL VIEW OF FLOOR PLAN]
                                      (OMITTED)

                                     EXHIBIT C




                              TENANT ACCEPTANCE LETTER

                               [Letterhead of Tenant)



                                                              [Date]

Corporate Exchange Buildings IV and V Limited Partnership
383 South Third Street
Columbus, Ohio 43215
Attention:  Steve Skilken

            Re: Lease dated April 3, 1991, a Lease For Storage Space dated March 16, 1992, a First Lease Amendment dated December 1, 1993, a Second Lease Amendment dated April 1, 1994, Third Lease Amendment dated July 12, 1994, and Fourth Lease Amendment at Corporate Exchange Building V, 2800 Corporate Exchange Drive, Columbus, Ohio 43231

                 The undersigned, as Tenant, hereby confirms the following as of November 4,1994:

            1. Tenant has accepted possession of and is currently occupying the entire Premises.

            2. The commencement date for the Fourth Lease Amendment is November 1, 1994.

            3. Tenant accepts the Premises in "AS IS" condition and acknowledges that the Premises are in the condition required by the Lease and all amendments thereto.

            4. As of the date hereof, Landlord has fulfilled all its obligations under the Lease.

            5. The Lease is in full force and effect and has not been modified, altered, or amended except pursuant to the instruments described above.

            6. There are no offsets or credits against Rent or any other charge payable by Tenant under the Lease, nor has any Rent or any other charge payable by Tenant been prepaid.


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

            7. Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any Rent due under the Lease.

                                     Sincerely,

                                     SYMIX COMPUTER SYSTEMS, INC.

                                     By:  /s/ Larry J. Fox
                                        ------------------------------
                                          Larry J. Fox
                                          Chairman of the Board and
                                          Chief Executive Officer


















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